JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                        REVOLUTION VALUE VARIABLE ANNUITY


                       SUPPLEMENT DATED FEBRUARY 22, 2000
                                       TO
                        PROSPECTUS DATED AUGUST 10, 1999

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    This Supplement will be used only with contracts sold through the above-
referenced prospectus and through registered representatives affiliated with the
                               M Financial Group.

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The section entitled "Distribution of contracts", as appearing on pages 46 and
47 of the prospectus, is hereby deleted and the following is substituted in its place:


                            Distribution of contracts

         John Hancock Funds, Inc. ("JHFI") will act as principal distributor of the contracts sold through this prospectus, with the exception of contracts sold through registered representatives affiliated with the M Financial Group for which Signator Investors, Inc. ("Signator") will act as principal distributor. JHFI and Signator are each registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. JHFI's address is 101 Huntington Avenue, Boston, Massachusetts 02199. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

         You can purchase a contract through broker-dealers and certain financial institutions who have entered into selling agreements with John Hancock and JHFI, or Signator in the case of firms affiliated with the M Financial Group, and whose representatives are authorized by applicable law to sell annuity products. We do not expect the compensation to such broker-dealers and financial institutions to exceed 8.0% of premium payments (on a present value basis). For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither John Hancock nor JHFI nor Signator is obligated to sell any particular amount of contracts. We reimburse JHFI and Signator for direct and indirect expenses actually incurred in connection with the marketing and sale of these contracts. Both JHFI and Signator are subsidiaries of John Hancock.